UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2005

Central Coast Bancorp
(Exact name of registrant as specified in its charter)

California	0-25418	77-0367061
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Main Street
Salinas, California    93901
(Address of principal executive offices including zip code)

(831) 422-6642
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of Principal Financial Officer

Effective August 1, 2005, Ms. Jayme Fields assumed the position of Chief Financial Officer for the Registrant as previously disclosed in the Registrant’s Form 8-K dated March 8, 2005 and filed with the Commission on March 9, 2005. Ms. Fields and Registrant’s bank subsidiary (formerly Bank of Salinas, which subsequently changed its name to Community Bank of Central California), entered into a Separation Pay Agreement dated November 15, 1998, related to her employment. The Agreement includes provisions for (a) base salary, currently set at $149,000, which is reviewed annually and subject to adjustment at the discretion of the Board of Directors, (b) four weeks annual vacation leave, and (c) reimbursement for ordinary and necessary expenses incurred in connection with employment. Ms. Fields also participates in employee health and welfare benefits adopted by the Registrant or its subsidiary for all employees and has the use of an automobile provided by the Registrant for personal and business purposes. The Agreement may be terminated with or without cause, but if the agreement is terminated without cause for various reasons, Ms. Fields will be entitled to severance compensation equal to two months of the existing base salary in addition to incentive compensation payments, if any, payable to Ms. Fields. The Agreement further provides that in the event of a “change in control” as defined therein and within a period of one and a half years following consummation of such change in control (a) Ms. Fields’ employment is terminated, or without her consent there occurs (b) any adverse change occurs in the nature and scope of her position, responsibilities, duties, salary, benefits or location of employment, or (c) any event occurs which reasonably constitutes a demotion, significant diminution or constructive termination of her employment, then she will be entitled to receive severance compensation in an amount equal to one and one half times her average annual compensation for the five years immediately preceding the change in control. The foregoing description is qualified in its entirety by reference to the Agreement attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Separation Pay Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2005	CENTRAL COAST BANCORP
By: /s/ JAYME FIELDS Jayme Fields Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Separation Pay Agreement